UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2011

TRANSOCEAN LTD.

(Exact name of registrant as specified in charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland		CH-1214
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2011, Transocean Services AS (“Transocean”), a wholly owned subsidiary of Transocean Ltd., announced that it intends to submit a voluntary cash offer (the “Offer”) for 100% of the shares of Aker Drilling ASA (“Aker Drilling”) at a price of NOK 26.50 per share. The Board of Directors of Aker Drilling has unanimously recommended that its shareholders accept the Offer.

On August 14, 2011, Transocean entered into an irrevocable agreement with Aker Capital AS (the “Aker Pre-Acceptance Agreement”) to acquire 41 percent of the outstanding and voting shares of Aker Drilling through (a) the purchase of 14,959,740 shares by an affiliate of Transocean, representing 4.99 percent of the outstanding and voting shares, and (b) a pre-commitment agreement for the remaining 107,873,858 shares, representing 36.1 percent of the outstanding and voting shares, to be purchased by Transocean pursuant to the Offer. In addition, Transocean has received irrevocable pre-commitments (the “Pre-Acceptance Commitment Letters”) of 19.5 percent of the outstanding and voting shares of Aker Drilling from other shareholders, bringing the total irrevocable commitments to 60.5 percent of the Aker Drilling outstanding and voting shares.

The Offer will be conditional upon Transocean receiving acceptances for a minimum of two-thirds of the voting shares of Aker Drilling, and the Aker Drilling Board recommendation not being withdrawn or amended. Both of these conditions are waivable by Transocean. The Offer is not subject to any financing conditions.

The Aker Pre-Acceptance Agreement and a form of the Pre-Acceptance Commitment Letter are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference. The description of the Aker Pre-Acceptance Agreement and the Pre-Acceptance Commitment Letters in this report is a summary and is qualified in its entirety by the terms of the Aker Pre-Acceptance Agreement and the form of Pre-Acceptance Commitment Letter, respectively.

Item 8.01	Other Events.

On August 15, 2011, the Company issued a press release announcing the Offer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Aker Pre-Acceptance Agreement

10.2	Form of Pre-Acceptance Commitment Letter

99.1	Press Release dated August 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

	By:	/s/ Heather G. Callender
Date: August 15, 2011	Heather G. Callender
Associate General Counsel